UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 24, 2012

GOLDENWAY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53615	22-3968194
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Suites 3701-4, 37/F
Tower 6, The Gateway, Habour City,
Tsim Sha Tsui, Kowloon,
Hong Kong
(Address of Principal Executive Offices)

+852 3719-9399
(Registrant's telephone number, including area code)

_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

IMPORTANT NOTICES

In connection with the planned redomestication of Goldenway, Inc., a Nevada corporation (the “Company”) to Hong Kong, pursuant to a plan of merger and reorganization with the Company’s wholly-owned subsidiary, Goldenway Financial Holdings Limited, a Hong Kong limited company (“Goldenway Financial”), Goldenway Financial has filed a registration statement on Form F-4 (the “Registration Statement”) containing an information statement/prospectus with the SEC. The Company will mail or otherwise make available a definitive information statement/prospectus to the stockholders of the Company in accordance with SEC rules, regulations and staff policies, providing them with notice of the transaction. Stockholders are urged to read the definitive information statement/prospectus regarding the plan of merger and reorganization carefully and in its entirety (when available) because it will contain important information regarding the purpose and effects of the transaction. Stockholders can obtain, without charge, a copy of the information statement/prospectus and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Stockholders will also be able to obtain, without charge, a copy of the information statement/prospectus and other relevant documents (when available) by directing a request to Corporate Secretary, Goldenway, Inc., Suites 3701-4, 37/F, Tower 6, The Gateway, Harbour City, Tsim Sha Tsui, Kowloon, Hong Kong.

This current report on Form 8-K may contain certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical fact, are “forward-looking statements.” These forward-looking statements are often identified by the use of forward-looking terminology such as “should,” “believes,” “expects,” “anticipates” or similar expressions, and involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of their respective dates. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s periodic reports and registration statements that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 28, 2012, the Company entered into an Agreement and Plan of Merger and Reorganizaton (the “Plan of Merger”), dated August 28, 2012, between the Company and Goldenway Financial Holdings Limited, a Hong Kong limited company and the Company’s wholly-owned subsidiary formed for that purpose. Pursuant to the Plan of Merger, the Company will change its jurisdiction of incorporation from Nevada to Hong Kong by merging with and into Goldenway Financial. Pursuant to the terms of the Plan of Merger, Goldenway Financial will be the surviving entity and the issued and outstanding shares of the Company’s Common Stock will automatically be converted into shares of Goldenway Financial ordinary shares, at the rate of one ordinary share of Goldenway Financial for each single share of the Company’s Common Stock. The Plan of Merger will become effective upon the filing of Articles of Merger with the Office of the Secretary of State for the State of Nevada which we anticipate will occur approximately 20 days after the information statement/prospectus included in the Registration Statement is first mailed to the Company’s stockholders.

After the effective date of the merger, Goldenway Financial will own and continue to conduct the Company’s business in substantially the same manner as it is currently being conducted by the Company. Goldenway Financial will also be managed by the same Board of Directors and executive officers that currently manage the Company. However, the Memorandum and Articles of Association of Goldenway Financial will become the governing instruments of the Company and will differ in several respects from the current Articles of Incorporation and Bylaws of the Company. For details regarding the Plan of Merger, including the reasons therefor and the effects on stockholders of the Company, see the information statement/prospectus included with the Registration Statement filed with the SEC on August 29, 2012.

The foregoing description of the Plan of Merger is qualified in its entirety by reference to the Plan of Merger, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On July 31, 2012, the Board of Directors of the Company adopted resolutions, subject to stockholder approval, to change the Company’s jurisdiction of incorporation from Nevada to Hong Kong by way of a merger with and into the Company’s wholly-owned Hong Kong subsidiary, Goldenway Financial Holdings Limited, and authorized the Company’s entry into a Plan and Agreement of Merger and Reorganization, or the Plan of Merger, with Goldenway Financial. On August 24, 2012, Goldenway Investments Holdings Limited, the Company’s 71% majority stockholder as of that date, acted by a written consent in lieu of a meeting to approve the Company’s entry into the Plan of Merger in accordance with the Nevada Revised Statutes.

The information statement/prospectus included in the Registration Statement filed with the SEC on August 29, 2012, constitutes an information statement under Section Rule 14c-2 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the rules thereunder. A definitive information statement/prospectus will be mailed or otherwise made available to the stockholders of the Company in accordance with SEC rules, regulations and staff policies, providing them with notice of the transaction when the SEC’s review of the Registration Statement is completed.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit	Description
10.1	Agreement and Plan of Merger and Reorganization, dated August 28, 2012, by and between, Goldenway, Inc. and Goldenway Financial Holdings Limited

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDENWAY, INC.

Dated: August 30, 2012	By: /s/ Ricky Wai Lam Lai
Ricky Wai Lam Lai
Chief Executive Officer